March 19, 1999



Ms. Diana Woodard, CCTS
Relationship Specialist
US Bank - Corporate Trust Services
601 Union Street, Suite 2120
Seattle, WA 98101

Subject:          Request for Execution and Delivery of CoBank-6 Bond

Dear Ms. Woodard:

Enclosed are the following original documents, including attachments, in connection with the CoBank-6 bond in the amount of $42,500,000:

                  Opinion of Counsel,
                  Board Resolution,
                  First Mortgage Bond,
                  Certificate as to Bondable Additions No. 6,
                  Available Margins Certificate, and
                  Officers Certificate.

I have also enclosed a set of these documents for your files. Please execute the bond anddeliver it to the attention of John McFarlane at CoBank, P.O. Box 5110, Denver, Colorado 80217. Would you also please provide Chugach a copy of the executed bond for our files.

Thank you for your assistance in this transaction.

Sincerely,


/s/ Evan J. Griffith, Jr.
Evan J. Griffith, Jr.
Executive Manager, Finance & Energy Supply

Enclosures


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March 19, 1999



U.S.Bank Trust, National Association
601 Union Street, Suite 2120
Seattle, Washington  98101

Attention: Diana Woodard

Re: Opinion of Counsel and Title Evidence in connection with issuance of First Mortgage Bond, CoBank Series

Ladies and Gentlemen:

This letter constitutes the opinion of General Counsel for Chugach Electric Association, Inc.("Chugach") pursuant to Sections 5.01C, 5.01E, 5.02(5), 5.02(6), 5.02(7) and 5.03D of the Indenture of Trust dated as of September 15, 1991 between Chugach and U.S.Bank Trust, National Association, successor-in-interest to First Trust National Association, successor-in-interest to Security Pacific Bank Washington, N.A., as Trustee (the "Trustee") (as amended by the First, Second, Third, Fourth, Fifth, Sixth, Seventh and Eighth Supplemental Indentures thereto, dated March 17, 1993,
May 19, 1994, June 29, 1994, March 1, 1995, September 6, 1995, April 3, 1996,
June 1, 1997, and February 4, 1998 respectively, the "Indenture of Trust") and the terms used in this opinion shall have the meanings established therein. I have based my opinion on my review of the following records and documents associated with the issuance of a First Mortgage Bond, CoBank Series, No. CoBank-6, in the original principal amount of $42,500,000 Dollars (the "Bond") pursuant to the Third Supplemental Indenture of Trust dated June 29, 1994 as amended by the Seventh Supplemental Indenture of Trust dated as of June 1, 1997 (the "CoBank Supplemental Indenture"), which review is in my opinion sufficient to enable me to express an informed opinion on the matters discussed in this letter:

         The Bond;

         Indenture of Trust;

         Credit Agreement between Chugach and National Bank for Cooperatives (predecessor to CoBank, ACB)("CoBank") dated June 22, 1994 as amended by Amendment No. 1 to National Bank for Cooperatives Credit Agreement dated June 1, 1997;

U.S. Bank, N.A., as Trustee
March 19, 1999
Page 2


         Board Resolution dated March 19, 1999, authorizing the issuance of a First Mortgage Bond to CoBank pursuant to the CoBank Supplemental Indenture;

         Officers' Certificate dated March 19, 1999, signed by the General Manager and the Executive Manager, Finance and Planning;

         Available Margins Certificate dated March 19, 1999;

         Certificate as to Bondable Additions No. 6 dated March 19, 1999;

         The articles of incorporation of Chugach (including all amendments thereto); and

         The bylaws of Chugach as in effect on the date hereof.

Based on my review of the above records and my knowledge of Chugach as General Counsel, I am of the opinion that:

         (1) no tax, recording or filing law requirements apply to the issuance of the Bond;

         (2) no authorization, approval or consent by any Federal, state or other governmental regulatory agency is required for the issuance of the Bond;

         (3) all conditions precedent provided for in the Indenture of Trust relating to the authentication and delivery of the Bond to CoBank have been complied with;

         (4) the Bond, when executed by Chugach and authenticated and delivered by the Trustee and when issued by Chugach will be the legal, valid and binding obligation of Chugach enforceablein accordance with its terms and the terms of the Indenture of Trust (subject to bankruptcy,insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles) and entitled to the benefits of and secured by the lien of the Indenture of Trust equally and ratably with all other Outstanding Secured Bonds;

         (5) none of the Trust Estate is subject to any Prior Lien other than Prior Liens permitted by Section 14.06 of the Indenture of Trust;

         (6) Except as noted below, no instruments, other than the Indenture of Trust, are necessary to vest in the Trustee as a part of the Trust Estate all right, title and interest of Chugach in and to all Property Additions to which the Certificate as to Bondable Additions refers. Chugach will prepare a Supplemental Indenture of Trust, the purpose of which is to provide record notice of

U.S. Bank, N.A., as Trustee
March 19, 1999
Page 3


the application of the lien of the Indenture to two parcels of real property acquired January 31, 1999 and February 1, 1999 for $7,500 each. Chugach intends to submit the Supplemental Indenture ofTrust and a resolution approving it to its Board of Directors during 1999. Chugach will record it inthe necessary Recording Districts after execution. In addition, Chugach sold a parcel of real property December 23, 1998 for $9,920 for which it will seek release from the lien of the Indenture;

         (7) with respect to all Property Additions to which the Certificate as to Bondable Additions refers that are located or constructed on, over or under public highways, rivers, waters or other public property, Chugach has the lawful right under permits or franchises granted by a governmental body having jurisdiction in the premises or by law to maintain and operate such Property Additions for an unlimited, indeterminate or indefinite period of time or for the period, if any, specified in such permit, franchise or law, and to remove such property at the expiration of the period covered by such permit, franchise or law, or the terms of such permit, franchise or law require any public authority having the right to take over such property to pay fair consideration therefor.

         (8) Chugach has corporate power to own and operate all Property Additions to which the Certificate as to Bondable Additions refers;

         (9) the Indenture of Trust is a lien upon all Property Additions described in the Certificate as to Bondable Additions (except such as have been Retired) free and clear of any Prior Liens except to the extent otherwise provided in Section 6.02D(2) of the Indenture of Trust;

         (10) the documents which have been or are herewith delivered to the Trustee conform to the requirements of the Indenture of Trust for an
Application for the authentication and delivery of the Bond and, upon the basis of the Application, all conditions precedent provided for in the Indenture of Trust relating to authentication and delivery of the Bond have been complied with;

         (11) Chugach has title to the Property Additions described in the Certificate as to Bondable Additions (except as have been Retired), free and clear of any Prior Liens (except to the extent otherwise permitted by the proviso to Section 6.02D(2) of the Indenture of Trust and except for Permitted Encumbrances), and Chugach has duly obtained any easements or rights-of-way which are described in the Certificate as to Bondable Additions, subject only to
 Permitted Encumbrances; and,

         (12) to the extent Chugach's Application for authentication and delivery of the Bond is based on satisfaction of the conditions described in
Section 5.03 of the Indenture of Trust, the evidence of repurchase of Bonds that has been delivered to the Trustee conforms to the requirements of the Indenture of Trust and, upon the basis of the relevant Application, the conditions precedent to authentication and delivery of the Bond under Article Five of the Indenture of Trust have been satisfied.

U.S. Bank, N.A., as Trustee
March 19, 1999
Page 4

Pursuant to the definition of "Title Evidence" contained in Section 1.01 of the Indenture of Trust, each of the foregoing opinions to the effect that Chugach has title to any portion of the Trust Estate shall be deemed to be an opinion only that Chugach has such title as in my opinion is satisfactory for the use thereof in connection with its operations and is qualified by and subject to any irregularity or deficiency in the record evidence of title which, in my opinion, can be cured by proceedings within the power of Chugach or does not substantially impair the usefulness of such property for the purposes of Chugach.

This opinion is limited to the federal laws of the United States of America and the laws of the State of Alaska, and I disclaim any opinion as to the laws of any other jurisdiction.

This opinion is rendered to you in connection with the issuance of the Bond and is solely for your benefit. This opinion may not be relied upon by any other person, firm, corporation or other entity without my prior written consent.
I disclaim any obligation to advise you of any change of law that occurs, or any facts of which I become aware, after the date of this opinion.

Sincerely,

CHUGACH ELECTRIC ASSOCIATION, INC.


/s/ Donald W. Edwards
Donald W. Edwards
General Counsel

I:\cobnk425.ltr


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         WHEREAS, the Board of Directors has previously approved and Chugach
Electric Association, Inc. ("Chugach") has entered into a Third Supplemental Indenture of Trust dated as of June 29, 1994 between Chugach and Seattle-First National Bank ("Third Supplemental Indenture") amending and supplementing that Indenture of Trust dated as of September 15, 1991 (as heretofore amended, the "Indenture") and establishing a new series of bonds to be designated First Mortgage Bonds, CoBank Series, to be issued to Cobank, ACB (successor by merger to National Bank for Cooperatives ("CoBank") pursuant to a Credit Agreement dated June 22, 1994, as amended by Amendment No. 1 to National Bank for Cooperatives Credit Agreement dated June 1, 1997, from time to time to secure advances made by CoBank, and the Third Supplemental Indenture has been amended by the Seventh Supplemental Indenture of Trust dated as of June 1, 1997 (the Third Supplemental Indenture as so amended, the "CoBank Supplemental Indenture");

         WHEREAS, it is in the best interest of Chugach for the Board of Directors to authorize the issuance of a bond to CoBank under the CoBank Supplemental Indenture for the purpose of securing indebtedness for $42,500,000.00.

         NOW THEREFORE BE IT RESOLVED, that the Board of Directors hereby requests the authentication and delivery of a First Mortgage Bond, CoBank Series (designated CoBank-6), in the principal amount of $42,500,000.00, under Sections 5.02 and 5.03 of the Indenture;

         BE IT FURTHER RESOLVED, that the President, Vice President, Treasurer, Secretary, General Manager and Executive Managers of Chugach, or any of them (the "Officers and Managers") are and each of them hereby is, authorized, empowered and directed, for and on behalf of Chugach, to execute and deliver,
1) the First Mortgage Bond, CoBank Series, No. CoBank-6, in the amount of $42,500,000.00, to bear interest at the CoBank Fixed Rate Option in substantially the form attached hereto, and 2) any Company Request, Application, Company Order or other document or instrument that such person deems necessary or desirable in connection with the issuance of such bond;

         BE IT FURTHER RESOLVED, that the execution by such Officers and Managers of the said Bond, instrument or other document and the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from Chugach.

                                                   CERTIFICATION

         I, Pat Jasper, do hereby certify that I am President of Chugach Electric Association, Inc., an electric non-profit cooperative membership corporation organized and existing under the laws of the State of Alaska; that the foregoing is a complete and correct copy of a resolution adopted at a meeting of the Board of Directors of this corporation, duly and properly called and held on the 17th day of March, 1999, that a quorum was present at the meeting; that the resolution is set forth in the minutes of the meeting and has not been rescinded or modified.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of this corporation this 19th day of March, 1999.

(SEAL)
                                                        /s/ Patricia B. Jasper
                                                          President

         THIS FIRST MORTGAGE BOND, CoBANK SERIES, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACT OR IN RELIANCE UPON AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                        Chugach Electric Association, Inc.
                               First Mortgage Bond, CoBank Series, Due 3/15/2002

No. CoBank-6                                                      $42,500,000.00

         Chugach Electric Association, Inc., an Alaska electric cooperative (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CoBank (the "Lender"), or registered assigns, (1) the principal sum of $42,500,000.00 Dollars, (2) interest (computed on the basis of a 360 day year) thereon, from the date of issuance, at the rate or rates hereafter provided for, which interest shall be payable on each Regular Interest
 Payment Date with respect to the principal balance Outstanding from time to time during the calendar month most recently ended prior to such Regular Interest Payment Date, and (3) a Redemption Premium in the amounts (if any) hereinafter provided. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture described on the reverse hereof, be paid to the Person in whose name this Bond (or one or more predecessor Bonds) is registered at the close of business on the
 Regular Record Date (as defined below) for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Bonds of this series not less than 10 days prior to such Special Record Date.

         Payments of the principal of (and premium, if any) and interest on this Bond shall be made to the Holder hereof by wire transfer of immediately available funds. Wire transfers will be made to ABA #307088754 for advice to and credit of CoBank (or to such other account as the Holder hereof may designate by notice) and shall be in time to be received prior to 1:00 p.m., Alaska time, on the date each payment is due.

         This Bond will mature on the dates stated above. Interest only shall be due until the first Principal Payment Date. The principal amount of this Bond shall be repaid in accordance with the following amortization schedule:

              Date 03/15/2002 Principal Amount Due $42,500,000

         Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for anypurpose.

         IN WITNESS WHEREOF, the Company has caused this Bond to be duly executed.

Dated:   March 19, 1999                       CHUGACH ELECTRIC ASSOCIATION, INC.


Attest:/s/ Patricia B. Jasper             By:/s/ Eugene N. Bjornstad
           President                          Authorized Officer

         This Bond is one of a duly authorized issue of Bonds of the Company designated as its "First Mortgage Bonds" (herein called the "Bonds"), issued and to be issued in one or more series under, all equally and ratably secured by, an Indenture of Trust, dated as of September 15, 1991, (herein together with the
 First Supplemental Indenture of Trust, dated as of March 17, 1993, the Second Supplemental Indenture of Trust dated as of May 19, 1994, the Third Supplemental
 Indenture of Trust dated as of June 29, 1994, the Fourth Supplemental Indenture of Trust dated as of March 1, 1995, the Fifth Supplemental Indenture of Trust
dated as of September 6, 1995, the Sixth Supplemental Indenture of Trust dated as of April 3, 1996, the Seventh Supplemental Indenture of Trust dated as of June 1, 1997, and the Eighth Supplemental Indenture of Trust dated as of February 4, 1998, called the "Indenture"), between the Company and U.S.Bank Trust, National Association (successor-in-interest to First Trust National Association, successor-in-interest to Security Pacific Bank Washington, N.A.), as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Bonds and of the terms upon which the Bonds are, and are to be, authenticated and delivered. This Bond is one of the series and maturity designated on the face hereof.

         This Bond is subject to redemption at any time, upon at least twenty
(20) Business Days (as hereinafter defined) notice to the Holder hereof, as a whole or in part in multiples of $1,000, at the election of the Company, at a Redemption Price equal to 100% of the principal amount being redeemed plus the Redemption Premium (as defined below), if any, with respect to the principal amount hereof being redeemed, together with accrued interest to the Redemption Date on the principal amount being redeemed, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Bond, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates.

         The Company has selected the Fixed Rate Option set forth in (B) below for an initial period of 30 days at an interest rate of ______ % per annum:


                  (A) Variable Rate Option. Except as provided below, the unpaid principal balance of this CoBank Bond shall bear interest at a rate per annum equal at all times to the National Variable Rate (as hereinafter defined)
 plus 25 basis points. For purposes hereof, the National Variable Rate shall mean the rate of interest established by CoBank from time to time as its National Variable Rate. The National Variable Rate is intended by CoBank to be a reference rate, and CoBank may charge other borrowers rates at, above, or below that rate. Any change in the National Variable Rate shall take effect on the date established by CoBank as the effective date of such change, and CoBank agrees to notify the Company promptly after any change in the rate.

                  (B) Fixed Rate Option. From time to time at the request of the Company, the rate of interest charged on this CoBank Bond may be fixed at a rate to be quoted by CoBank in its sole and absolute discretion. Under this option, individual amounts may be fixed for periods ranging from thirty (30) days to the life of the CoBank Bond, and the minimum aggregate principal amount of CoBank Bonds on which the interest rate may be fixed at any one time shall be $100,000. However, rates may only be fixed for periods which expire on a Business Day, and shall take into account repayments of principal in accordance with the amortization schedule. Upon the expiration of any fixed rate period, interest shall automatically accrue at the rate set forth in (A) above, unless the amount fixed is repaid or the Company fixes the rate for an additional period.

         Until the principal hereof is completely repaid whether by reason of maturity or redemption, interest on this Bond not theretofore paid shall be payable, in arrears, on each Interest Payment Date with respect to the principal balance outstanding from time to time during the Interest Period to which such Interest Payment date relates. Interest shall be calculated on the actual number of days this Bond is outstanding on the basis of a year consisting of 360 days. In calculating interest, the first day of each period for which interest is calculated shall be included and the day on which interest is paid shall be excluded.

         If prior to maturity of this Bond the Company fails to make any payment required to be made hereunder or under the terms of the Credit Agreement, then at the Holder's option in each instance, such payment shall bear interest from the date due to the date such amount is paid in full at the Default Rate (as hereafter defined). After maturity, whether by reason of acceleration or otherwise, the entire indebtedness under this Bond shall automatically bear interest at the Default Rate. All interest provided for in this provision shall be payable on demand.

         If an Event of Default with respect to the Bonds shall occur and be continuing, the principal of the Bonds may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the
Company and the rights of the Holders of Bonds under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of Bonds of all series at the time outstanding affected by such modification. The Indenture also contains provisions permitting the Holders of a majority in principal amount of Bonds at the time Outstanding, on behalf of the Holders of all Bonds to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

         No reference herein to the Indenture and no provisions of this Bond or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Bond at the times, places and rates, and in the coin or currency, herein provided.

         Pursuant to Section 34.20.160 of the Alaska Statutes, notice is hereby given that the Company is personally obligated and fully liable for the amount due under this Bond and the Holder of this Bond has the right to sue on this Bond and obtain a personal judgment against the Company for satisfaction of the amount due hereunder either before or after a judicial foreclosure of the lien of the Indenture under Sections 09.45.170 through 09.45.220 of Alaska Statutes.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond is registrable in the Bond Register. Upon surrender of this Bond for registration of transfer at the office or agency of the company in Anchorage, Alaska, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Bond Registrar duly executed by the Holder hereof or the Holder's attorney duly authorized in writing, one or more new Bonds of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Bonds of this series are issuable only in registered form without coupons in denomination of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Bonds of this series are exchangeable for a like aggregate principal amount of Bonds of this series of a different authorized denomination, but of the same maturity and interest rate or interest rate formula, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the
Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         As used herein, the term:

         "Business Day" means any day on which CoBank and the Trustee are open for business.

         "CoBank" means CoBank, ACB (as successor to National Bank for
          Cooperatives by virtue of merger).

         "CoBank Bond" means a First Mortgage Bond, CoBank Series.

         "Credit Agreement" means that Credit Agreement secured hereby dated as of June 22, 1994, as amended by Amendment No. 1 to National Bank for Cooperatives Credit Agreement dated June 1, 1997 between CoBank and the Company, as the same may be amended from time to time, or such other Credit Agreement as may hereafter exist between CoBank and the Company relating to the issuance of CoBank Bonds.

         "Default Rate" means 4% per annum in excess of the rate or rates that would otherwise be in effect.

         "Interest Payment Date" with respect to any CoBank Bond means a Regular
           Interest Payment Date with respect to such Bond.

         "Interest Period" means a calendar month.

         "Maturity Date" with respect to this CoBank Bond means the due date set forth on the face hereof.

         "National Variable Rate" shall mean the rate of interest established by CoBank from time to time as its National Variable Rate. The National Variable Rate is intended by CoBank to be a reference rate, and CoBank may charge other borrowers rates at, above, or below that rate.

         "Principal Payment Date" with respect to this CoBank Bond means each date on which a payment of principal is required to be made on this CoBank Bond pursuant to the amortization schedule set forth on the face hereof.

         "Redemption Premium" with respect to this CoBank Bond means the premium due upon the redemption or repricing of any portion of this CoBank
          Bond then subject to a fixed rate of interest calculated by CoBank in accordance with its methodology and equal to the present value of the difference between: (A) the amount of interest which would have accrued on such portion during the remainder of the applicable fixed rate period; less (B) the amount of interest that CoBank would earn if such portion were reinvested for the remaining fixed rate period in U.S. Treasury obligations having a weighted average life approximately equal to the remaining fixed rate period. For the purpose of calculating present value, the discount rate will be the rate of interest accruing on the U.S. Treasury obligations selected in (B) above.

         "Regular Interest Payment Date" with respect to this CoBank Bond means the 20th day of each calendar month.

         "Regular Record Date" for the payment of interest on this CoBank Bond payable, and punctually paid or duly provided for, on any Interest Payment Date means the last day (whether or not a Business Day) of the calendar month next preceding such Interest Payment Date.

         All other capitalized terms used in this Bond shall have the meanings assigned to them in the Indenture.

                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION
                                FOR CoBANK BONDS

         This is one of the Bonds of the series designated therein referred to in the within-mentioned Indenture.

                                           U.S.BANK TRUST, National Association,
                                           as Trustee




                                           By:/s/ Dawnita Brown
                                           Authorized Signatory

                 CERTIFICATE AS TO BONDABLE ADDITIONS NO. 6
      (Re Application for Authentication and Delivery of Bond CoBank-6)

         Pursuant to Section 5.02 of the Indenture of Trust dated as of September 15, 1991 from Chugach Electric Association, Inc.
(the "Company") to Security Pacific Bank Washington, N.A., as trustee, as modified and supplemented by Supplemental Indentures
No. 1, 2, 3, 4, 5, 6 and 7 thereto dated March 17, 1993, May 19, 1994, June 29, 1994, March 1, 1995, September 6, 1995, April 3,
1996 and June 1, 1997, respectively (the "Indenture"), and in connection with the Company's request for authentication and delivery of an additional Bond No. CoBank-6, the undersigned hereby make this Certificate of Bondable Additions. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Indenture.

(a) The balance of Bondable Additions stated in item 9 of the most recent (September 30, 1997) Summary of Certificate as to Bondable Additions heretofore filed with the Trustee as the balance of Bondable Additions to remain after the action then applied for, is $59,412,585 (item 1 in the Summary of Certificate as to Bondable Additions set forth below (the "Summary")).

(b) The Amount (item 2 in the Summary) of Property Additions, not described in any previous Certificate as to Bondable Additions, acquired during the period from October 1, 1997 through January 31, 1999, is $16,045,300. Such Property Additions are described in reasonable detail on Attachment 1 hereto, and:

         i) have not been included in any previous Certificate as to Bondable Additions;

         ii) do not include Acquired Facilities or assets acquired and paid for in whole or in part through the transfer or delivery of securities or other property; and

         iii) are listed in Attachment 1 at Cost, which in the opinion of the undersigned is equal to their Fair Value to the Company.

(c) The aggregate amount (item 3 in the Summary) of all Retirements during the period from October 1, 1997, through January 31, 1999, is $4,465,823.

(d) There are no credits (item 4 of the Summary) against Retirements.

(e) The excess (item 6 in the Summary) of the Amount of Property Additions shown in (b) above (item 2 of the Summary) over the net amount of Retirements (item 5 of the Summary) is $11,579,477, which is the amount of the net Bondable
         Additions now being certified.

(f) The sum (item 7 of the Summary) of the amount shown pursuant to clause (a) above (item 1) and the net amount of Bondable

         Additions now being certified shown in clause (e) (item 6) above is $70,992,062.

(g) The total amount (item 8 in the Summary) of Bondable Additions being used in connection with authentication and delivery of the additional Bond whose authentication and delivery are now being applied for under Section 5.02 of the Indenture is calculated as the bonds currently being applied for times 110% or $42,500,000 x 110% = $46,750,000.

(h)      The balance (item 9 in the Summary) of the Bondable
         Additions that will remain after the granting of the Application now being made is $24,242,062.

(i)      With respect to the Property Additions described in this
         Certificate:

         i) such Property Additions are desirable in the conduct of the business of the Company;

         ii) the allocation of the Cost to the Company of such Property Additions to each account is, in the opinion of the undersigned, proper; and

         iii) the balance of the Bondable Additions to remain after the action applied for plus the Cost to the Company or the Fair Value to the Company, whichever is less, of uncertified Property Additions is at least equal to the aggregate amount of uncertified Retirements.

(j) The allowances or charges (if any) for interest, taxes, engineering, legal expenses, superintendence, insurance, casualties and other items during construction (or in connection with the acquisition of Property Additions) which are included in the Cost to the Company of such of the Property Additions described in this Certificate as were constructed or acquired by or for the Company have been charged and are properly chargeable to fixed plant accounts in accordance with Accounting Requirements and are, in the opinion of the signers, proper in respect of the Property Additions specified;

(k) No portion of the Cost to the Company of the Property Additions described in this Certificate should properly have been charged to maintenance or repairs and no expenditures are included in this Certificate which under Accounting Requirements are not properly chargeable to fixed plant accounts.

(l) The terms used in this Certificate which are defined in the Indenture are used as defined in the Indenture.

            Summary of Certificate as to Bondable Additions No. 6

         The undersigned certify the following to be a true summary of this Certificate:

Start with:

1.       The balance of Bondable Additions
         remaining after the action applied for
         in the previous Certificate (Certificate
         No.5)......................................................$59,412,585

Then take the new gross Property Additions as shown in item 2 below:

2.       Amount of additional Property Additions
         now certified, being the Amount of all
         or some Property Additions in the period
         from October 1, 1997 through January 31,
         1999 (none of which has been certified
         in any previous Certificate as to
         Bondable Additions).........................................$16,045,300

Then determine the deductions for Retirements by deducting item 4 below from item 3 below to produce item 5:

3.       The aggregate amount of all Retirements.....................$ 4,465,823

4.       The sum of the credits against
         Retirements..........................................................$0

5.       The net amount of Retirements to be
         deducted....................................................$ 4,465,823

Then determine the net Bondable Additions now being certified by deducting item 5 from item
2 to produce item 6:

6.       Net Bondable Additions now being
         certified...................................................$11,579,477

Then add item 1 and item 6 to produce item 7:

7.       Total Bondable additions available for
         the action applied for......................................$70,992,062

Deduct item 8 from item 7 to produce item 9:

8.       Bondable Additions now being used...........................$46,750,000

9.       Balance of Bondable Additions to remain
         after the action applied for. . . . . ......................$24,242,062

Dated March 19, 1999





                                      /s/Michael R. Cunningham
                                      Michael R. Cunningham
                                      Title:  Principal Accounting Officer
                                              (Accountant)



                                     /s/Evan J. Griffith, Jr.
                                      Evan J. Griffith, Jr.
                                      Title:  Principal Financial Officer



                                     /s/ Eugene N. Bjornstad
                                      Eugene N. Bjornstad
                                      Title:  General Manager
                                              (Engineer)

                                    Chugach Electric Association, Inc.

                                       Available Margins Certificate


         Eugene N. Bjornstad, General Manager; Evan J. Griffith, Jr., Executive Manager, Finance and Planning (Principal Financial Officer); and Michael R. Cunningham, Controller (Principal Accounting Officer) of Chugach Electric Association, Inc. each hereby certifies that (1) the Margins for Interest for any 12 consecutive calendar months during the period of 18 calendar months immediately preceding the first day of thecalendar month in which this application for authentication and delivery of Additional Bonds under Section
5.02 of the Indenture described below is made are not less than 1.20 times the Interest Charges during such 12-month period; (2) the sum of (i) Margins for Interest for any 12 consecutive calendar months during the period of 18 calendar months immediately preceding the first day of the calendar month in which this Application for authentication and delivery of additional Bonds under Section
5.02 is made and (ii) Incremental Interest with respect to such 12-month period, is not less than 1.20 times the sum of Interest Charges during such 12-month period plus Incremental Interest with respect to such 12-month period; and (3) the Margins for Interest have been calculated in accordance with the definition contained in Section 1.01 of that Indenture of Trust dated September 15, 1991 (as heretofore amended by the First, Second, Third, Fourth, Fifth, Sixth and Seventh Supplemental Indentures, thereto dated March 17, 1993, May 19, 1994, June 29, 1994 and March 1, 1995, September 6, 1995, April 3, 1996 and June 1, 1997 respectively (the "Indenture") and such calculations are set forth in the Attachment 1 hereto.

         Capitalized terms used herein shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, we have hereunto signed our names.

         Dated:  March 19, 1999




/s/ Eugene N. Bjornstad                     /s/ Michael R. Cunningham
Eugene N. Bjornstad                         Michael R. Cunningham
Title:  General Manager                     Title:  Controller
                                            Principal Accounting Officer

/s/ Evan J. Griffith, Jr.
Evan J. Griffith, Jr.
Title: Executive Manager,
         Finance and Energy Supply
         Principal Financial Officer

                                              AVAILABLE MARGINS
                                                   COBANK 6


                                                                       Plus:
                                                                       CoBank
                                                                       Bond      Adjusted
                                   L/T        S/T          Tot.        at 5.75%  Interest  Adjusted      12 month
Month                 Margins      Int. Exp.  Int. Exp     Int.Exp.    per yr.   Expense   MFI/ I        MFI/ I
Ending


July, 1997              -1,354,990  2,059,097      193,733   2,252,830   201,250 2,454,080        0.4479

August,                  1,001,234  2,059,085       43,905   2,102,990   201,250 2,304,240        1.4345
1997

September,                 250,242  2,052,511       55,016   2,107,527   201,250 2,308,777        1.1084
1997

October,                   264,390  2,060,074       86,552   2,146,626   201,250 2,347,876        1.1126
1997

November,                3,173,572  2,068,776       69,800   2,138,576   201,250 2,339,826        2.3563
1997

December,                  597,397  2,142,071            0   2,142,071   201,250 2,343,321        1.2549
1997

January,                 2,422,415  2,141,703            0   2,141,703   201,250 2,342,953        2.0339
1998

February,                1,314,188  2,115,570            0   2,115,570   201,250 2,316,820        1.5672
1998

March,                   2,024,866  2,121,985       26,447   2,148,432   201,250 2,349,682        1.8618
1998

April,                     562,552  2,096,600       33,550   2,130,150   201,250 2,331,400        1.2413
1998

May, 1998                 -363,277  2,105,539       10,267   2,115,806   201,250 2,317,056        0.8432    1.3841

June, 1998                 639,439  2,099,371            0   2,099,371   201,250 2,300,621        1.2779    1.3754

July, 1998              -1,557,225  2,105,539            0   2,105,539   201,250 2,306,789        0.3249    1.3701

August,                    742,991  2,105,539            0   2,105,539   201,250 2,306,789        1.3221    1.3608
1998

September,                 593,694  2,093,309       14,778   2,108,087   201,250 2,309,337        1.2571    1.3731
1998

October,                   279,300  2,071,029       25,028   2,096,057   201,250 2,297,307        1.1216    1.3743
1998

November,                1,823,297  2,053,196       12,875   2,066,071   201,250 2,267,321        1.8042    1.3267
1998

December,                  248,165  2,050,280        7,201   2,057,481   201,250 2,258,731        1.1099    1.3151
1998

January,                 2,921,817  2,052,849            0   2,052,849   201,250 2,254,099        2.2962    1.3342
1999

                                        Chugach Electric Association, Inc.

                                               Officers' Certificate


         Eugene N. Bjornstad, General Manager, and Evan J. Griffith, Jr., Executive Manager, Finance and Planning of Chugach Electric Association, Inc. ("Chugach") each hereby certifies that: 1) he has read the conditions and covenants and definitions related thereto in the Indenture of Trust dated as of September 15, 1991 (as heretofore amended, the "Trust Indenture"); 2) the below opinions are based on the above review and on his knowledge of Chugach in the above capacity; 3) he has, in his opinion, made such examination or investigation as is necessary to enable him to express an informed opinion as to the opinions expressed below; and 4) in accordance with Sections 5.01 B and
5.03 C of the Trust Indenture:

         (i)      No Event of Default exists;

         (ii) None of the Trust Estate is subject to any Prior Lien other than Prior Liens permitted by Section 14.06 of the Trust Indenture;

         (iii) In his opinion, all conditions precedent provided for in the Trust Indenture relating to the authentication and delivery of the First Mortgage Bond, CoBank Series No. CoBank-6
                  ("CoBank-6 Bond") in the principal amount of $42,500,000.00, have been complied with;

Capitalized terms not otherwise defined in this Certificate have the meanings assigned to them in the Trust Indenture.


         IN WITNESS WHEREOF, we have hereunto signed our names.



Dated:  March 19, 1999



                                 /s/ Eugene N. Bjornstad
                                 Eugene N. Bjornstad
                                 Title:  General Manager


                                 /s/ Evan J. Griffith,Jr.
                                 Evan J. Griffith, Jr.
                                 Title:  Executive Manager
                                 Finance and Energy Supply
Page 1 of 1                      Principal Financial Officer

                                        CHUGACH ELECTRIC ASSOCIATION, INC.
                                  ATTACHMENT 1 TO CERTIFICATE AS TO BONDABLE ADDITIONS NO. 6
                                               NET CHANGES TO ELECTRIC PLANT
                                     FOR THE PERIOD OCTOBER, 1997 THROUGH JANUARY, 1999

                                                                     10/01/97      10/01/97     ADJ FOR GEN
                                                                                                   PLANT
                                                       BALANCE       01/31/99      01/31/99      CONVERSION     1/31/99
                                                                                                    TO
ACCOUNT                    DESCRIPTION                9/30/97        ADDITIONS    RETIREMENTS                    BALANCE
                                                                                               AMORTIZATION
                                                                                                    (1)
----------------------------------------------------------------------------------------------------------------------------

PRODUCTION
   PLANT

   31100   626 STM - STRC & IMPR/BELUGA./OTHR/G&A.      7,349,213              0             0             0      7,349,213
   31200   626 STM - BLR PLT EQP/BELUGA./OTHR/G&A.     24,850,704              0             0             0     24,850,704
   31400   626 STM - TURBOGENR../BELUGA./OTHR/G&A.     20,716,146              0             0             0     20,716,146
   31500   626 STM - ACC ELEC EQ/BELUGA./OTHR/G&A.      6,932,778              0             0             0      6,932,778
   31600   626 STM -MISC PWR PLT/BELUGA./OTHR/G&A.        544,029              0             0             0        544,029
   33100   621 HYD - STRC & IMPR/GENERAL/OTHR/G&A.        690,040              0             0             0        690,040
   33200   621 HYD - RESV-DM-WW./GENERAL/OTHR/G&A.      5,698,534              0             0             0      5,698,534
   33300   621 HYD - WTWL-TR-GN./GENERAL/OTHR/G&A.      1,047,402              0             0             0      1,047,402
   33400   621 HYD - ACC ELEC EQ/GENERAL/OTHR/G&A.        371,914              0             0             0        371,914
   33500   621 HYD - MISC PW PLT/GENERAL/OTHR/G&A.         97,706              0             0             0         97,706
   33600   621 HYD - RESV-DM-WW./GENERAL/OTHR/G&A.        893,099              0             0             0        893,099
   34000   626 OTH - LAND&RIGHTS/BELUGA./OTHR/G&A.        422,664              0             0             0        422,664
   34100   622 OTH - STRC & IMPR/INTNATL/OTHR/G&A.        346,045              0             0             0        346,045
   34100   624 OTH - STRC & IMPR/BERNLKE/OTHR/G&A.      1,778,752              0             0             0      1,778,752
   34100   626 OTH - STRC & IMPR/BELUGA./OTHR/G&A.     20,862,174              0             0             0     20,862,174
   34200   622 OTH - FL HLDR-PRS/INTNATL/OTHR/G&A.        152,868              0             0             0        152,868
   34200   624 OTH - FL HLDR-PRS/BERNLKE/OTHR/G&A.        471,850              0             0             0        471,850
   34200   626 OTH - FL HLDR-PRS/BELUGA./OTHR/G&A.      3,040,258              0             0             0      3,040,258
   34300   622 OTH - PRIME MOVER/INTNATL/OTHR/G&A.      3,647,259              0             0             0      3,647,259
   34300   624 OTH - PRIME MOVER/BERNLKE/OTHR/G&A.      8,862,659              0             0             0      8,862,659
   34300   626 OTH - PRIME MOVER/BELUGA./OTHR/G&A.     49,308,663      3,826,541     2,721,375             0     50,413,829
   34400   622 OTH - GENERATORS./INTNATL/OTHR/G&A.        779,742              0             0             0        779,742
   34400   624 OTH - GENERATORS./BERNLKE/OTHR/G&A.      2,643,899              0             0             0      2,643,899
   34400   626 OTH - GENERATORS./BELUGA./OTHR/G&A.      8,941,743              0             0             0      8,941,743
   34500   622 OTH - ACC ELEC EQ/INTNATL/OTHR/G&A.        479,560          7,789        27,461             0        459,888
   34500   624 OTH - ACC ELEC EQ/BERNLKE/OTHR/G&A.        784,574              0             0             0        784,574
   34500   626 OTH - ACC ELEC EQ/BELUGA./OTHR/G&A.      3,661,137              0             0             0      3,661,137
   34600   622 OTH -MISC PWR PLT/INTNATL/OTHR/G&A.         19,465              0             0             0         19,465
   34600   624 OTH -MISC PWR PLT/BERNLKE/OTHR/G&A.          1,539              0             0             0          1,539
   34600   626 OTH -MISC PWR PLT/BELUGA./OTHR/G&A.      1,862,815              0             0             0      1,862,815
                                                   =========================================================================
TOTAL                                                 177,259,231      3,834,330     2,748,836             0    178,344,725
PRODUCTION
   PLANT
                                                   =========================================================================



TRANSMISSION
   PLANT

   35000   000 TRN - LD & LDRITS/GENERAL/OTHR/G&A.        454,983              0             0             0        454,983
   35200   000 TRN - STRC & IMPR/GENERAL/OTHR/G&A.        847,631              0             0             0        847,631
   35200   626 TRN - STRC & IMPR/BELUGA./OTHR/G&A.        428,664              0             0             0        428,664
   35300   000 TRN - STATION EQP/GENERAL/OTHR/G&A.     31,514,118              0             0             0     31,514,118
   35300   304 TRN - STATION EQP/LDSRVMT/OTHR/G&A.        196,977              0             0             0        196,977
   35300   626 TRN - STATION EQP/BELUGA./OTHR/G&A.     38,649,029              0             0             0     38,649,029
   35400   000 TRN - TWR & FXTRS/GENERAL/OTHR/G&A.      5,378,824              0             0             0      5,378,824
   35400   626 TRN - TWR & FXTRS/BELUGA./OTHR/G&A.     26,890,112              0             0             0     26,890,112
   35500   000 TRN - POLES & FIX/GENERAL/OTHR/G&A.      8,953,051          9,479           364             0      8,962,166
   35500   626 TRN - POLES & FIX/BELUGA./OTHR/G&A.      1,074,661              0             0             0      1,074,661
   35600   000 TRN -OH CND & DVS/GENERAL/OTHR/G&A.      6,477,186          5,633         1,071             0      6,481,748
   35600   626 TRN -OH CND & DVS/BELUGA./OTHR/G&A.      7,836,678              0             0             0      7,836,678
   35700   000 TRN - UG CONDUIT./GENERAL/OTHR/G&A.      2,152,235              0             0             0      2,152,235
   35800   000 TRN - UG CND & DV/GENERAL/OTHR/G&A.      6,093,269              0             0             0      6,093,269
   35800   328 TRN - UG CND & DV/NSUBCBL/OTHR/G&A.     40,700,570              0             0             0     40,700,570
   35800   329 TRN - UG CND & DV/SSUBCBL/OTHR/G&A.     14,295,122              0             0             0     14,295,122
   35900   626 TRN-RDS & TRL-BLG/BELUGA./OTHR/G&A.          4,000              0             0             0          4,000
                                                   =========================================================================
TOTAL                                                 191,947,110         15,112         1,435             0    191,960,787
TRANSMISSION
   PLANT
                                                   =========================================================================

DISTRIBUTION
   PLANT

   36000   000 DIS - LD & LDRITS/GENERAL/OTHR/G&A.        805,759         12,782             0             0        818,541
   36100   000 DIS - STRUC & IMP/GENERAL/OTHR/G&A.      1,817,354              0             0             0      1,817,354
   36200   000 DIS - STATION EQP/GENERAL/OTHR/G&A.     18,995,342              0       175,111             0     18,820,231
   36400   000 DIS - POLES-TW&FX/GENERAL/OTHR/G&A.     15,828,326        766,568       106,328             0     16,488,566
   36500   000 DIS - OH CND & DV/GENERAL/OTHR/G&A.      9,593,180        411,473        87,448             0      9,917,205
   36600   000 DIS - UG CONDUIT./GENERAL/OTHR/G&A.      9,194,175      2,352,796           288             0     11,546,683
   36700   000 DIS - UG CND & DV/GENERAL/OTHR/G&A.     35,962,270      1,971,469       448,348             0     37,485,391
   36800   000 DIS - LINE TRNSFR/GENERAL/OTHR/G&A.     20,065,088      1,511,423       267,656             0     21,308,855
   36900   000 DIS - SERVICES.../GENERAL/OTHR/G&A.     20,281,602      3,236,907       299,874             0     23,218,635
   37000   000 DIS - METERS...../GENERAL/OTHR/G&A.      6,858,288        529,752       233,846             0      7,154,194
   37100   000 DIS-INSTL CUS PRM/GENERAL/OTHR/G&A.        331,356              0             0             0        331,356
   37300   000 DIS-ST LTS & SIGN/GENERAL/OTHR/G&A.      8,058,451        102,461        25,878             0      8,135,034
                                                   =========================================================================
TOTAL                                                 147,791,191     10,895,631     1,644,777             0    157,042,045
DISTRIBUTION
   PLANT
                                                   =========================================================================

GENERAL
   PLANT

   38900   000 GEN - LD & LDRITS/GENERAL/OTHR/G&A.        127,063              0             0             0        127,063
   38910   000 GEN - LD IMPROVMT/GENERAL/OTHR/G&A.         65,097              0             0             0         65,097
   39000   000 GEN - STRC & IMPR/GENERAL/OTHR/G&A.     19,231,916          6,197        67,953             0     19,170,160
   39000   310 GEN - STRC & IMPR/LSHLDIM/OTHR/G&A.        198,601         15,408             0             0        214,009
   39000   311 GEN - STRC & IMPR/S&VSTRU/OTHR/G&A.         89,605              0             0             0         89,605
   39100   000 GEN-OFC FURN & EQ/GENERAL/OTHR/G&A.      1,964,146        182,322             0       988,278      1,158,190
   39100   321 GEN-OFC FURN & EQ/DPEQUIP/OTHR/G&A.      5,142,151        752,294             0     3,047,999      2,846,446
   39200   000 GEN - TRANSP EQMT/GENERAL/OTHR/G&A.      4,964,321        507,153       173,436             0      5,298,038
   39300   000 GEN - STORES EQMT/GENERAL/OTHR/G&A.      1,204,354            684             0        59,553      1,145,485
   39400   000 GEN -TL-SHP & GAR/GENERAL/OTHR/G&A.      1,352,526        106,733             0       123,673      1,335,586
   39500   000 GEN - LAB EQUIPMT/GENERAL/OTHR/G&A.      2,137,280        118,139             0       132,337      2,123,082
   39600   000 GEN - PWR OP EQMT/GENERAL/OTHR/G&A.      1,252,293         44,532        30,530             0      1,266,295
   39600   323 GEN - PWR OP EQMT/GENTRAN/OTHR/G&A.        804,423              0           596             0        803,827
   39800   000 GEN - MISC EQUIPT/GENERAL/OTHR/G&A.      1,195,480         29,248             0       323,212        901,516
                                                   =========================================================================
TOTAL                                                  39,729,256      1,762,710       272,515     4,675,052     36,544,399
GENERAL
   PLANT
                                                   =========================================================================


COMMUNICATION
   PLANT

   39700   000 GEN - COMM EQUIPT/GENERAL/OTHR/G&A.      2,818,613         98,539             0       728,686      2,188,466
   39700   330 GEN - COMM EQUIPT/MICROWV/OTHR/G&A.      6,535,561          2,822          2822     5,142,442      1,393,119
   39700   331 GEN - COMM EQUIPT/SCADA../OTHR/G&A.      3,021,229         17,412             0       600,276      2,438,365
   39700   333 GEN - COMM EQUIPT/TELESYS/OTHR/G&A.      1,442,324              0             0         8,013      1,434,311
   39700   338 GEN - COMM EQUIPT/ORSCADA/OTHR/G&A.      8,875,262              0             0     8,843,087         32,175
                                                   =========================================================================
TOTAL                                                  22,692,989        118,773         2,822    15,322,504      7,486,436
COMMUNICATION
   PLANT
                                                   =========================================================================

TOTAL                                                 579,419,777     16,626,556     4,670,385    19,997,556    571,378,392
   PLANT
                                                   =========================================================================

LESS
EXCLUDABLE
   PLANT

   39200   000 GEN - TRANSP EQMT/GENERAL/OTHR/G&A.      4,964,321        507,153       173,436             0      5,298,038
   39600   000 GEN - PWR OP EQMT/GENERAL/OTHR/G&A.      1,252,293         44,532        30,530             0      1,266,295
   39600   323 GEN - PWR OP EQMT/GENTRAN/OTHR/G&A.        804,423              0           596             0        803,827
   39800   000 GEN - MISC EQUIPT/GENERAL/OTHR/G&A.      1,195,480         29,248             0       323,212        901,516
                                                   =========================================================================
TOTAL                                                   8,216,517        580,933       204,562       323,212      8,269,676
EXCLUDABLE
   PLANT
                                                   =========================================================================


TOTAL                                                 571,203,260     16,045,623     4,465,823    19,674,344    563,108,716
INCLUDABLE
   PLANT
                                                   =========================================================================







(1) Reductions in book values of property recorded in the Company's fixed plant accounts due to change in accounting policy from depreciation to amortization of certain general plant accounts. These reductions are not considered Retirements in accordance with the definition of Retirements on page 22 of the Indenture of Trust dated as of September 15, 1991.